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                                                                    Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated November 16, 1998 included in Yankee Energy System, Inc.'s Form 10-K for the year ended September 30, 1998 and to all references to our Firm included in this registration statement.





Hartford, Connecticut                                        Arthur Andersen LLP
August 13, 1999